UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2003

Commission File Number 1-5097

JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin (State of Incorporation)	39-0380010 (I.R.S. Employer Identification No.)

5757 N. Green Bay Avenue P.O. Box 591 Milwaukee, Wisconsin (Address of principal executive offices)	53201 (Zip Code)

     Registrant’s telephone number, including area code: (414) 524-1200

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99 Press release issued by the registrant on April 15, 2003.

ITEM 9 REGULATION FD DISCLOSURE

The information required by Item 12 is being provided under Item 9 pursuant to SEC interim filing guidance.

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated April 15, 2003 reporting the registrant’s financial results for the second quarter of fiscal 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC

BY:	/s/ Stephen A. Roell Stephen A. Roell Senior Vice President and Chief Financial Officer

Date:  April 16, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99	Press release issued by the registrant on April 15, 2003.

3